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                                                                   EXHIBIT 10.25

                           FURNITURE & EQUIPMENT LEASE

      This Furniture and Equipment Lease ("Lease") is entered into as of September 17, 1997, by and between Oracle Corporation ("Lessor"), and NETWORK COMPUTER, INC. ("Lessee"), with reference to the following facts:

      A. Lessor currently leases that certain office building located at 1000 Bridge Parkway, Redwood City, California (the "Building") pursuant to the terms of a lease with Westpark Investments ("Master Lease").

      B. Lessor and Lessee are entering into that certain Sublease of even date herewith (the "Sublease") pursuant to which Lessor will sublet the Building to Lessee for an initial term of five (5) years, subject to certain renewal and cancellation rights set forth therein. In addition to subletting the Building from Lessor, Lessee desires to lease from Lessor certain furniture, equipment and furnishings owned or leased by Lessor and presently located in the Building, and Lessor is willing to lease the same to Lessee on the terms, covenants and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

      1. LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms, covenants and conditions herein, the items of furniture, equipment, furnishings and other personal property described in Exhibit A attached hereto and incorporated herein by this reference (the "Furniture"). Lessor being the owner of the Furniture for all purposes, this Lease is intended to constitute a true lease of the Furniture and not an agreement for the sale of or the grant of a security interest in any Furniture. Lessee's interest in the Furniture is limited to a leasehold.

      2. TERM. The term of this Lease shall commence upon the commencement date of the term of the Sublease referred to above and, unless earlier terminated as provided herein, shall continue for so long as the Sublease shall remain in effect. Upon the commencement of the term of this Lease, Lessor and Lessee shall conduct an inspection of the Building in order to identify and inventory the Furniture and verify its then current condition.

      3. RENT. Lessee shall pay to Lessor rent for the Furniture in the amount of $55,095.16 per month. Lessee shall commence payment of such monthly rent on the commencement date of the term of the Sublease, which date shall be September 8, 1997, unless
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otherwise determined, notwithstanding any earlier commencement of the term of this Lease. The parties understand and acknowledge that the rent figure set forth above is an estimate by Lessor of the rent to be payable hereunder, based upon Lessor's preliminary estimate of the initial cost of the Furniture and the amortization of such cost over the term of this Lease, and that Lessor shall not know the actual initial cost of the Furniture until after the date of commencement of the term. Accordingly, Lessor shall have the right, within six
(6) months following the date of commencement of the term of this Lease, to deliver notice to Lessee setting forth a revised monthly rent figure payable hereunder, together with reasonable back-up documentation supporting the calculation of such rent figure. If such monthly rental amount is in excess of the amount stated above, Lessee shall deliver to Lessor a reconciliation payment of any underpayment within thirty (30) days following Lessor's delivery of such statement; correspondingly, if such figure is less than the monthly rental figure set forth above, Lessor shall credit any overpayments by Lessee against Lessee's next-due payment (s) of rent hereunder. Such monthly rent shall be payable in advance on the first day of each calendar month during the term hereof, in lawful money of the United States (via wire transfer or other method mutually acceptable to Lessor and Lessee), to Lessor at its offices at 500 Oracle Parkway, Box LGN2, Redwood City, California 94065, Attention: Lease Administrator, or to such other person or at such other place as Lessor may from time to time designate in writing. All rent and other amounts payable hereunder shall be due and payable without any offset, deduction, prior notice or demand and without any abatement, reduction, counterclaim or other right Lessee may claim against Lessor.

      4. CONDITION OF FURNITURE. Upon the commencement of the term of this Lease, Lessor shall deliver the Furniture to Lessee in good order and repair, subject to normal wear and tear. Lessee acknowledges that Lessor is not a seller under the California Uniform Commercial Code and that Lessor makes no warranties of any nature, including, but not limited to, warranties as to the merchantability of the Furniture, its fitness for any particular purpose, its installation, its size, design, capacity or condition, its quality, its compliance with any law, rule, specification or contract or latent defects.

      5. LOCATION; LESSOR'S INSPECTIONS; LABELS. All of the Furniture shall remain at the Building and shall not be removed therefrom for any reason whatsoever without Lessor's prior written consent. Lessor shall have the right to enter the Building and inspect the Furniture at any time during normal business hours and upon reasonable advance notice given to Lessee. If Lessor supplies Lessee with labels stating that the Furniture or any item thereof is owned by Lessor (or by a primary lessor), Lessee shall affix and keep the same on each item of Furniture, Lessee shall not alter, deface or remove any of the same and Lessee shall promptly replace any such labels that may be removed, defaced or destroyed. Lessee


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shall not permit the name of any person other than Lessor (or any primary lessor identified to Lessee) to be placed on any item of Furniture in a manner that might be interpreted as a claim of any right, title or interest in or to such item.

      6. TITLE. Title to each item of Furniture (whether full legal title or Lessor's interest as primary lessee) shall be and remain with Lessor at all times, and Lessee shall at no time make any assertion to the contrary. Lessee shall have no right, title or interest in or to any of the Furniture except its leasehold interest solely as lessee as provided herein.

            Each item of Furniture is and shall at all times remain personal property, notwithstanding the manner in which it may now or hereafter be affixed or attached to the Building.

      7. REPAIRS AND MAINTENANCE; USE; ALTERATIONS. Lessee, at its sole expense, shall keep the Furniture in good working order, condition and repair throughout the term of this Lease, ordinary wear and tear excepted. Lessee represents, warrants and agrees that all Furniture will be used solely for business purposes and not for personal, family or household purposes. Lessee shall use the Furniture in a careful, proper manner only for the purposes for which it is intended to be used.

      8. SURRENDER. Lessee acknowledges and agrees that each item of the Furniture will have significant value to Lessor at the expiration or earlier termination of the term of this Lease, and that Lessor intends to retake possession of the Furniture at that time. Lessor shall notify Lessee of Lessor's schedule for removal of the Furniture, and Lessee shall cooperate with Lessor in effecting the removal of the Furniture from the Building in accordance with Lessor's schedule. The parties shall agree upon an equitable proration of the rent for the final month of the term hereof based upon Lessor's schedule for removal of the Furniture.

      9. RISK OF LOSS. Lessee shall at all times bear the entire risk of loss, theft, destruction or damage, whether partial or complete and whether or not insured, of each item of the Furniture, and of any condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of each item of Furniture, whether partial or complete, from any cause whatsoever (herein "Loss or Damage"), except to the extent that any such Loss or Damage may result from the negligence or willful misconduct of Lessor, or its agents, contractors or employees; and Lessee shall indemnify and defend Lessor and hold Lessor harmless from and against any and all Loss or Damage, except to the extent that any such Loss or Damage may result from the negligence or willful misconduct of Lessor, or its agents, contractors or employees, until such time as such item of Furniture shall have been returned to Lessor and received by Lessor in accordance with all terms and conditions of this Lease. No Loss or Damage shall release, impair


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or otherwise affect Lessee's obligation to pay rent or any other obligation of
Lessee under this Lease. In the event of any Loss or Damage to any item of Furniture, Lessee shall notify Lessor thereof in writing within five (5) days after the occurrence of such Loss or Damage, and Lessee shall immediately, at Lessee's option and at Lessee's sole expense, with respect to such item of Furniture, (a) place the same in good working order, condition and repair, (b) replace the same with like Furniture in good working order, condition and repair, having equivalent value and utility and with clear title therein in Lessor (which shall thereupon be deemed substituted for such item of Furniture for all purposes), or (c) pay to Lessor an amount equal to the replacement cost of such item of Furniture.

      10. INSURANCE. Lessee shall, at its own expense, at all times during the term of this Lease, insure the Furniture against risks customarily insured against (as reasonably approved by Lessor) on similar items of furniture in an amount not less than the full cost of replacement of the Furniture. The insurance shall provide thirty (30) days prior written notice to Lessor in the event of material change to or cancellation or expiration of the insurance. Lessee shall deliver to Lessor certificates of such insurance and evidence satisfactory to Lessor of Lessee's payment when due of all premiums on such insurance. Without relieving Lessee of its obligations under section 9 above, in the event of any Loss or Damage, if Lessor receives any insurance proceeds as a consequence of being the loss payee under any insurance policy maintained by Lessee, Lessor shall make such proceeds available to Lessee for replacement of any items of Furniture damaged or destroyed.

      11. LIENS; TAXES. During the term of this Lease, Lessee shall keep the Furniture free of all claims, liens, charges, security interests and other encumbrances resulting from the action of Lessee. During the term of this Lease, Lessee shall comply with all federal, state and local laws requiring the filing of ad valorem and other tax returns relating to the Furniture. If such returns are required to be filed by Lessor, Lessee shall so notify Lessor in writing, whereupon Lessee shall provide Lessor promptly on request such information as Lessor shall require to complete such returns, and Lessor shall file such returns. If Lessee does not pay any of the same when due, Lessor shall have the right, but shall not be obligated, to pay the same, in which event Lessee shall pay to Lessor on demand, as additional rent, an amount equal to all amounts paid or expenses incurred by Lessor, together with interest thereon at the annual rate of twelve percent or, if lower, the maximum rate that Lessor may lawfully charge.

      12. INDEMNITY. Lessee shall indemnify and defend (by counsel engaged by Lessee, but satisfactory to Lessor) Lessor and its agents, employees, officers and directors and hold them harmless from and against any and all claims, liabilities, losses, damages


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and expenses, including, without limitation, all court costs and attorneys' and expert witnesses' fees and costs, arising from or in connection with or based on
(a) the possession, condition, operation or use (by whomever operated or used) of any of the Furniture, or (b) the performance or enforcement of any of the terms, or any noncompliance or nonperformance of any condition, of this Lease, except to the extent that any of the foregoing result from the negligence or willful misconduct of Lessor, or its agents, contractors or employees, or from any breach on the part of Lessor under any contract made by Lessor affecting any of the Furniture. Lessee shall satisfy, pay and discharge any and all settlements, judgments and fines that may be recovered against Lessor in connection therewith. Lessor shall give Lessee written notice of any such claim.

      13. ASSIGNMENT. Lessee expressly covenants and agrees that it shall not assign, mortgage or encumber this Lease or sublet or lend any of the Furniture or permit any of the Furniture to be used by anyone other than Lessee. No assignment or sublease by Lessee shall in any event relieve or release Lessee of or from any debt, duty, obligation or liability hereunder, and Lessee shall remain primarily liable hereunder.

            Lessor, in its sole and absolute discretion, may sell, assign, transfer, pledge, hypothecate, grant security interests in or otherwise encumber or dispose of this Lease or any interest herein, as a whole or in part, without notice to Lessee. Notwithstanding any assignment by Lessor, Lessor warrants that so long as Lessee is not in default hereunder, Lessee shall quietly enjoy use of the Furniture subject to the terms and conditions of this Lease and, as part of any such assignment, the assignee thereunder shall agree that Lessee's rights hereunder in and to the Furniture shall not be disturbed so long as Lessee is not in default hereunder. Lessor shall notify Lessee in writing of any transfer of this Lease by Lessor; and Lessee agrees to acknowledge receipt of and comply with any notice thereof given by Lessor in writing and to provide Lessor or its assignee with such agreements, consents, conveyances, documents and certificates as may be reasonably requested by Lessor or its assignee to effect, facilitate or perfect any assignment by Lessor.

            Subject to the foregoing, this Lease shall inure to the benefit of and bind Lessor, Lessee and their respective heirs, legatees, personal representatives, successors and assigns.

      14. DELINQUENCY CHARGE. Should Lessee fail to pay any rent hereunder or any other sum required to be paid to Lessor by Lessee on the date due, Lessee agrees to pay to Lessor, on demand, (a) an amount equal to five percent (5%) of such rent or other sum, and (b) all of Lessor's costs and expenses incurred or paid in collecting the delinquent payment, with interest thereon from the date paid by Lessor until paid by Lessee at the annual rate of


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twelve percent or, if lower, the maximum rate Lessor may lawfully charge.

      15. DEFAULT. Any of the following shall constitute a "default" hereunder:
(a) Lessee fails to pay when due any rent or any other sum required to be paid hereunder and such failure continues for ten days from written notice thereof from Lessor; (b) Lessee fails to observe, keep or perform any other term, covenant or condition of this Lease and such failure continues for thirty days from written notice thereof from Lessor; (c) Lessee becomes insolvent or admits in writing its inability to pay or fails to pay its debts as they become due, or makes an assignment for the benefit of its creditors, or applies for or acquiesces in the appointment of a receiver, trustee or other custodian for any of its properties or assets; (d) any proceeding shall be commenced by or against Lessee for any relief which includes, or might result in, any modification of the obligations of Lessee under this Lease or relief under any bankruptcy or insolvency laws or other laws relating to the relief of debtors, adjustment of indebtedness, reorganization, composition or extension, unless, in the case of an involuntary proceeding not consented to or acquiesced in by Lessee, such proceeding shall have been dismissed within 90 days after the same shall have been commenced (provided that this Lease shall terminate automatically if Lessee fails to pay any rent when due hereunder after a proceeding has been commenced by or against Lessee under the United States Bankruptcy Code); (e) Lessee voluntarily or involuntarily, by operation of law or otherwise, removes, sells, transfers, assigns, grants any security interest in, pledges, hypothecates, encumbers, parts with possession of or sublets this Lease or any Furniture, or attempts to do so, except only as and to the extent expressly permitted hereby; or (f) Lessee commits an event of default under the Sublease.

      16. REMEDIES. On any default hereunder by Lessee, Lessor shall have the right, but shall not be obligated, to exercise at any time or from time to time thereafter any one or more of the following rights and remedies, any of which rights and remedies may be exercised by Lessor without notice to or demand on
Lessee:

            (a) Advance Rent. If Lessee shall have paid any rent hereunder in advance of the due date therefor, Lessor may apply any or all thereof to any obligation of Lessee hereunder.

            (b) Recovery of Sums Due and to Become Due. In lieu of such acceleration, Lessor may recover all rent and other amounts due as of the date of such default and recover all rent and other sums as they accrue thereafter.

            (c) Proceeding in Court. Lessor may proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the terms and conditions of this Lease or


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to recover damages for the breach hereof or to regain possession of the
Furniture.

            (d) Termination. Any of the foregoing actions by Lessor under this section 16 shall not constitute a termination of this Lease or any of Lessee's obligations under this Lease. Lessor may, in its exclusive discretion, terminate this Lease by express written notice thereof to Lessee.

            (e) Other Remedies. Lessor may pursue any other remedy available to Lessor at law or in equity. Under all circumstances, Lessee shall also pay to Lessor, on demand, an amount equal to any and all incidental damages sustained by Lessor, including, without limitation, all costs of collection, repossession, transportation, storage, repair, reconditioning, resale or other disposition of the Furniture, all attorneys', expert witnesses' and accountants' fees and costs (whether or not suit is commenced), court costs and other costs and expenses incurred in exercising any rights or remedies hereunder or in enforcing any of the terms or conditions hereof.

            The discount rate for purposes of determining present value shall be a rate equal to one percent in excess of the discount rate of the Federal Reserve Bank of San Francisco as of the date of entry of judgment in favor of Lessor.

            The provisions of this section 16 shall not prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default. No remedy referred to in this section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity and may be exercised concurrently or consecutively. The exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. Lessor's remedies shall be available to Lessor's successors and assigns.

      17. FURTHER ASSURANCES. Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order more effectively to carry out the intent and purposes of this Lease and to establish and protect the rights, interests and remedies intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of financing statements and continuation statements with respect to the Furniture and this Lease.

      18. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. If Lessee fails promptly to perform any of its obligations under this Lease, Lessor, on written notice to Lessee, may (but shall not be obligated to and shall not incur any liability or obligation to Lessee or any third party for failure to) perform the same for the


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account of Lessee without waiving Lessee's failure as a default. All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) shall be promptly reimbursed by Lessee on demand of Lessor, together with interest thereon from the date paid by Lessor to the date reimbursed by Lessee at the annual rate of twelve percent or, if lower, the maximum rate that Lessor may lawfully charge.

      19. NOTICES. All notices, consents and other communications required or permitted under this Lease shall be in writing and shall be deemed duly given and received when delivered personally or three days after mailing if mailed by first class or certified mail, charges or postage prepaid, properly addressed to Lessor or Lessee, as the case may be, at its address set forth below, or at such other address as either party shall from time to time designate by notice under this section 19.

            Lessor:           Oracle Corporation
                              500 Oracle Parkway
                              Box LGN2
                              Redwood Shores, CA 94065
                              Attn: Lease Administrator

            With copy to:     Oracle Corporation
                              500 Oracle Parkway
                              Box 50P7
                              Redwood City, California 94065
                              Attention: Lease Administrator

            Lessee:           At the Building

      20. ENFORCEMENT. This Lease shall be deemed to have been entered into in the County of San Mateo, State of California, where this Lease is being signed on behalf of Lessor and Lessee, and all performance on the part of Lessee, including the payment of all rent and other sums due hereunder, shall be deemed to have been required to be performed by Lessee in said County. This Lease shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of California, without giving effect to principles of conflicts of law or choice of law. Jurisdiction and venue in any action or proceeding in connection with this Lease shall be in the proper state or Federal court located in the City and County of San Francisco or the County of San Mateo, State of California.

      21. MISCELLANEOUS. The singular includes the plural and vice versa, as applicable. The term "Lessee" as used herein, if this Lease is signed by more than one Lessee, means each Lessee, and their obligations and representations hereunder shall be joint and several. The headings or captions at the beginning of sections hereof are solely for convenience of reference and are not part of this Lease.


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      22. TIME. Time is of the essence of this Lease.

      23. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Lease constitutes the entire agreement between Lessor and Lessee and supersedes all prior or contemporaneous agreements, promises, representations, correspondence and negotiations, regarding the subject matter hereof. This Lease may not be amended, altered or changed except by written agreement signed by Lessor and Lessee and supported by new consideration. No provision hereof for the benefit of Lessor and no default of Lessee hereunder may be waived except in writing signed by Lessor. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof. Waiver by Lessor of any provision hereof or default hereunder in any instance shall not constitute a waiver as to any other provision, default or instance.

      24. SEVERABILITY. If any provision of this Lease is held invalid, such invalidity shall not affect the other provisions, which shall be given effect without the invalid provision.

      IN WITNESS WHEREOF, the parties hereto have executed this Furniture Lease as of the date first above written.

LESSOR:                                   LESSEE:

ORACLE CORPORATION                        NETWORK COMPUTER, INC.


By: /s/ Bruce Lange                       By: /s/ Jerry Baker
    ------------------------------            ---------------------------

Name: BRUCE LANGE                         Name: Jerry Baker
      ----------------------------              -------------------------

Title: VP AND CORPORATE TREASURER         Title: CEO 9/24/97
       ---------------------------               ------------------------


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